UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS OF ADINO ENERGY CORPORATION

Pursuant to Montana Code Section 35-1-432, the directors of Adino Energy Corporation (the "Company") hereby take the following corporate action, which shall have the same force and effect as if the same were taken at a duly called meeting of the Board of Directors of the Company. The directors signing this consent certify that they have waived notice of meeting.

WHEREAS, The Company's Chief Executive Officer, Timothy G. Byrd, Sr. and the Company's Chairman, Sonny Wooley each are owed accrued salaries by the Company as of 10/29/2008.

WHEREAS, Both Mr. Byrd and Mr. Wooley desire to convert a portion of the amount owed to them by the Company into Rule 144 restricted common shares as of 10/29/2008. More specifically, Mr. Byrd desires to convert $50,000.00 and Mr. Wooley desires to convert $50,000.00.

WHEREAS, The Company believes it is the Company's best interest to settle a portion of the amounts owed to Mr. Byrd and Mr. Wooley with restricted stock;

WHEREAS, The Company will convert the amounts desired at 70% of the closing bid price of the Company common stock as of 10/22/2008.

THEREFORE, BE IT RESOLVED, that the Company will issue 2,304,147 shares of Company restricted stock, each to Mr. Byrd and Mr. Wooley in settlement of above amounts converted as of 10/29/2008.

WHEREFORE, THE FOREGOING CORPORATE ACTS ARE HEREBY RESOLVED BY THE BOARD OF DIRECTORS AS OF THE LATEST DATE WRITTEN BELOW.

____
Sonny Wooley
Chairman of the Board of Directors
Date: 10/28/08

____
Timothy G. Byrd, Sr.
Director
Date: ________________

____
Peggy Behrens
Director
Date: ________________

UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS OF
ADINO ENERGY CORPORATION

Pursuant to Montana Code Section 35-1-432, the directors of Adino Energy Corporation (the "Company") hereby take the following corporate action, which shall have the same force and effect as if the same were taken at a duly called meeting of the Board of Directors of the Company. The directors signing this consent certify that they have waived notice of meeting.

WHEREAS, The Company's Chief Executive Officer, Timothy G. Byrd, Sr. and the Company's Chairman, Sonny Wooley each are owed accrued salaries by the Company as of 10/29/2008.

WHEREAS, Both Mr. Byrd and Mr. Wooley desire to convert a portion of the amount owed to them by the Company into Rule 144 restricted common shares as of 10/29/2008. More specifically, Mr. Byrd desires to convert $50,000.00 and Mr. Wooley desires to convert $50,000.00.

WHEREAS, The Company believes it is the Company's best interest to settle a portion of the amounts owed to Mr. Byrd and Mr. Wooley with restricted stock;

WHEREAS, The Company will convert the amounts desired at 70% of the closing bid price of the Company common stock as of 10/22/2008.

THEREFORE, BE IT RESOLVED, that the Company will issue 2,304,147 shares of Company restricted stock, each to Mr. Byrd and Mr. Wooley in settlement of above amounts converted as of 10/29/2008.

WHEREFORE, THE FOREGOING CORPORATE ACTS ARE HEREBY RESOLVED BY THE BOARD OF DIRECTORS AS OF THE LATEST DATE WRITTEN BELOW.

____
Sonny Wooley
Chairman of the Board of Directors
Date: ____________________

Timothy G. Byrd, Sr.
Timothy G. Byrd, Sr.
Director
Date: 10-29-08

____
Peggy Behrens
Director
Date: ____________________

UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS OF ADINO ENERGY CORPORATION

Pursuant to Montana Code Section 35-1-432, the directors of Adino Energy Corporation (the "Company") hereby take the following corporate action, which shall have the same force and effect as if the same were taken at a duly called meeting of the Board of Directors of the Company. The directors signing this consent certify that they have waived notice of meeting.

WHEREAS, The Company's Chief Executive Officer, Timothy G. Byrd, Sr. and the Company's Chairman, Sonny Wooley each are owed accrued salaries by the Company as of 10/29/2008.

WHEREAS, Both Mr. Byrd and Mr. Wooley desire to convert a portion of the amount owed to them by the Company into Rule 144 restricted common shares as of 10/29/2008. More specifically, Mr. Byrd desires to convert $50,000.00 and Mr. Wooley desires to convert $50,000.00.

WHEREAS, The Company believes it is the Company's best interest to settle a portion of the amounts owed to Mr. Byrd and Mr. Wooley with restricted stock;

WHEREAS, The Company will convert the amounts desired at 70% of the closing bid price of the Company common stock as of 10/22/2008.

THEREFORE, BE IT RESOLVED, that the Company will issue 2,304,147 shares of Company restricted stock, each to Mr. Byrd and Mr. Wooley in settlement of above amounts converted as of 10/29/2008.

WHEREFORE, THE FOREGOING CORPORATE ACTS ARE HEREBY RESOLVED BY THE BOARD OF DIRECTORS AS OF THE LATEST DATE WRITTEN BELOW.

____
Sonny Wooley
Chairman of the Board of Directors
Date: ____________

____
Timothy G. Byrd, Sr.
Director
Date: ____________

Peggy B. [signature]

Peggy Behrens
Director
Date: 10-29-08